4

                        UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

                   ______________________



                          FORM 8-K

                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


 Date of report (Date of earliest event reported): April 23,
                            2003

                 PARK ELECTROCHEMICAL CORP.
-----------------------------------------------------------
     (Exact Name of Registrant as Specified in Charter)


        New York               1-4415         11-1734643
-----------------------------------------------------------
(State or Other             (Commission     (IRS Employer
Jurisdiction                File Number)    Identification
of Incorporation)                                No.)


  5 Dakota Drive, Lake Success,    New York       11042
------------------------------------------------------------
(Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number, including area code (516) 354-4100



                            N/A
-------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)












Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

          (c)  Exhibits:

               Exhibit
               Number

               99.1 News Release dated April 23, 2003.


Item 12.  Results of Operations and Financial Condition.

          Park Electrochemical Corp. (the "Company") issued a news release on April 23, 2003 announcing the realignment of its North American FR-4 business operations and reporting that as the result of this realignment the Company expects to report an impairment charge of approximately $50 million in the Company's fiscal year 2003 fourth quarter ended March 2, 2003 and additional charges totaling approximately $8 million to $10 million in the first and second quarters of the Company's current fiscal year. The Company is furnishing the news release to the Securities and Exchange Commission pursuant to Item 12 of Form 8-K as Exhibit 99.1 hereto.




                          SIGNATURE


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 PARK ELECTROCHEMICAL CORP.


Date:  April 23, 2003          By:  /s/ Murray O. Stamer
                               ----------------------------
                               Name:    Murray O. Stamer
                    Title:  Senior Vice President, Finance














                        EXHIBIT INDEX



Number
Exhibit      Description                          Page

   99.1      News Release dated April 23, 2003      5